UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — June 20, 2017
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02
Results of Operations and Financial Condition

On June 20, 2017, Assured Guaranty Ltd. ("AGL") made available in the Investor Information section of its website the March 31, 2017 Consolidated Financial Statements of its subsidiary Assured Guaranty Municipal Corp. The March 31, 2017 Consolidated Financial Statements of Assured Guaranty Municipal Corp. are attached hereto as Exhibit 99.1.

Item 8.01
Other Events

Assured Guaranty Ltd. is filing this Current Report on Form 8-K to supplement its Quarterly Report on Form 10-Q for the period ended March 31, 2017 with the Assured Guaranty Corp. March 31, 2017 Consolidated Financial Statements, which are attached as Exhibit 99.2 and incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.
(d) Exhibits

The Assured Guaranty Municipal Corp. March 31, 2017 Consolidated Financial Statements, which are attached hereto as Exhibit 99.1, are being furnished under Item 2.02.

The Assured Guaranty Corp. March 31, 2017 Consolidated Financial Statements, which are attached as Exhibit 99.2 and incorporated by reference herein, are being filed under Item 8.01 to supplement Assured Guaranty Ltd.'s Quarterly Report on Form 10-Q for the period ended March 31, 2017.

Exhibit Number	Description
99.1	Assured Guaranty Municipal Corp. March 31, 2017 Consolidated Financial Statements (furnished)
99.2	Assured Guaranty Corp. March 31, 2017 Consolidated Financial Statements (filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ ROBERT A. BAILENSON
Name: Robert A. Bailenson Title: Chief Financial Officer
DATE: June 20, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Municipal Corp. March 31, 2017 Consolidated Financial Statements (furnished)
99.2	Assured Guaranty Corp. March 31, 2017 Consolidated Financial Statements (filed)

4